UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 15, 2012

Intellicell Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-49388	91-1966948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

30 East 76th Street, 6th Floor, New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 249-3050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement
Item 3.02                     Unregistered Sale of Equity Securities

February 2012 Private Placement

In February 2012, Intellicell Biosciences, Inc. (the “Company”) entered into securities purchase agreements with accredited investors, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company sold (i) an aggregate of 2,040,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) class A warrants to purchase an aggregate of 4,080,000 shares of Common Stock (the “Class A Warrants”), and (iii) class B warrants to purchase an aggregate of 4,080,000 shares of Common Stock (the “Class B Warrants” and together with the Class A Warrants, the “Warrants”), for aggregate gross proceeds of $2,040,000, which consisted of $1,540,000 of cash and the exchange and cancelation of a promissory note (bearing principal and interest totaling $500,000) and a warrant.

The Class A Warrants are exercisable for a period of five years from the date of issuance at an initial exercise price of $2.00, subject to adjustment.  The Class B Warrants are exercisable for a period of five years from the date of issuance at an initial exercise price of $3.75, subject to adjustment. The exercise price of the Warrants are subject to anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like. The investors may exercise the Warrants on a cashless basis anytime after the six month anniversary of the initial exercise date of the Warrants if the shares of common stock underlying the Warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the Warrants on a cashless basis, we will not receive any proceeds.

Until the earlier of either (i) a registration statement covering the resale of shares of Common Stock is effective under the Securities Act for a continuous six month period, or (ii) the shares of Common Stock have been eligible for sale under Rule 144 for a continuous six month period, the per share purchase price for the shares of Common Stock is subject to anti-dilution adjustment for subsequent issuances by the Company at a price lower than $1.00 per share.

The investors have contractually agreed to restrict their ability to exercise the Warrants such that the number of shares of the Company common stock held by the investors and their respective affiliates after such exercise does not exceed 9.99% of the Company’s then issued and outstanding shares of Common Stock.

If at any time the Company shall determine to file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act, of any of its equity securities (other than (i) the amendment of a registration statement previously filed or the filing of a registration statement that was previously filed and withdrawn or (ii) on Form S-4, Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall use its best efforts to include in such registration statement all of the shares of Common Stock and issuable upon exercise of the Warrants (collectively “Registrable Securities”); provided , however , that if the registration statement (i) is to be made on a continuous basis pursuant to Rule 415 under the Securities Act, it shall be within the Company’s sole discretion to reduce or eliminate the number of Registrable Securities that are included in a registration statement to the extent necessary to satisfy the Securities and Exchange Commission’s requirements pursuant to Rule 415 under the Securities Act or (ii)  involves an underwritten offering of the securities of the Company and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities which the holders have requested the Company to register will materially and adversely affect the distribution of such securities by such underwriters, then the Company may reduce or eliminate the number of Registrable Securities that are included in a registration statement.

A FINRA registered broker-dealer was engaged as placement agent in connection with the private placement.  We paid the placement agent a cash fee in the amount of $19,500 (representing a 10% sales commission and a 3% unaccountable expense allowance) and will issue the placement agent a warrant to purchase shares of common stock. The warrants issued to the placement agent may be exercised on a cashless basis. In the event the placement agent exercises the warrants on a cashless basis, then we will not receive any proceeds.

The securities sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.   This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Name of Exhibit
4.1	Form of class A warrant to purchase shares of common stock issued by Intellicell Biosciences, Inc. in the February 2012 private placement.

4.2	Form of class B warrant to purchase shares of common stock issued by Intellicell Biosciences, Inc. in the February 2012 private placement.

10.1	Form of securities purchase agreement by and among Intellicell Biosciences, Inc. and the investors in the February 2012 private placement.

10.2	Form of registration rights agreement by and among Intellicell Biosciences, Inc. and the investors in the February 2012 private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICELL BIOSCIENCES, INC.

Date: February 23, 2012	By:	/s/ Dr. Steven Victor
Dr. Steven Victor
Chief Executive Officer

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